Investment Strategy - Toews Agility Shares Hedged Risk ETF	Jan. 26, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies:
Strategy Narrative [Text Block]

The Fund seeks exposure to the large-cap U.S. equity market primarily through investment in S&P 500 Index futures contracts, exchange traded funds (“ETFs”) that track the S&P 500 Index, and/or the component stocks of the S&P 500 Index. The Fund buys long-dated put options (“LEAPS”) against these positions to offset the risk of adverse price movements, and buys and writes shorter-dated call and/or put options against the same positions to reduce volatility and to receive income from written call options. LEAPS are publicly traded options contracts with expiration dates of longer than one year. The longer expiration date of LEAPS offers the opportunity for the Fund to gain exposure to prolonged price changes without having to invest in a combination of shorter-term traditional options contracts. LEAPS may be purchased for individual stocks or for equity indices. Under normal market conditions, the LEAPS will have about 2 years until expiration. The shorter-dated options will be between 50-75 days until expiration.

The Fund’s adviser (the “Adviser”) seeks to achieve the Fund’s investment objective by investing in: 1) equity and equity index futures, 2) equity index options, 3) options on equity index futures, 4) options on ETFs, 5) ETFs that invest primarily in common stocks, 6) ETFs that invest primarily in fixed income securities, 7) common stocks, 8) fixed income securities and 9) cash or cash equivalents.